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                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                             ---------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                             ---------------------

  Date of Report (Date of earliest event reported): July 29, 1994 (July 10,
1994)

                              MCKESSON CORPORATION
               (Exact Name of Registrant as Specified in Charter)

                             ---------------------

         DELAWARE                   1-9626                   94-3040479
     (State or Other       (Commission File Number)        (IRS Employer
     Jurisdiction of                                    Identification No.)
      Incorporation)

             MCKESSON PLAZA                              94104
            ONE POST STREET                            (Zip Code)
       SAN FRANCISCO, CALIFORNIA
    (Address of principal executive
                offices)

                                 (415) 983-8300
              (Registrant's telephone number, including area code)


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ITEM 5. OTHER EVENTS

  Attached as exhibits to this Current Report on Form 8-K are certain financial statements, schedules and other information of the Registrant which have been restated to reflect the pending transaction described in the Form 8-K Report filed by the Registrant with the Securities and Exchange Commission on July 19, 1994 and which included as part of Exhibit 99.1 thereto a summary of such restated financial information.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(C)  EXHIBITS                         DESCRIPTION
- ---  --------                         -----------
       12.1   Computation of Earnings Per Common Share for the Five Years
               Ended March 31, 1994.
       20.1   Consolidated Supplementary Financial Schedules.
               . Amounts Receivable from Related Parties and Underwriters,
                 Promoters, and Employees (other than related parties).
               . Valuation and Qualifying Accounts.
               . Short-term Borrowings.
       20.2   McKesson Corporation Restated Financial Information for
               fiscal year ended March 31, 1994.

                                      II-1
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                                   SIGNATURES

  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                          McKESSON CORPORATION
                                          (Registrant)

                                          By: /s/ Nancy A. Miller
                                            ---------------------
                                            Name: Nancy A. Miller
                                            Title: Vice President and
                                             Secretary

Dated: July 29, 1994

                                      II-2
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                                 EXHIBIT INDEX

 EXHIBIT
 NUMBER                           DESCRIPTION                          PAGE NO.
 -------                          -----------                          --------
  12.1   Computation of Earnings Per Common Share for the Five Years
          Ended March 31, 1994.
  20.1   Consolidated Supplementary Financial Schedules.
           . Amounts Receivable from Related Parties and
             Underwriters, Promoters, and Employees (other than
             related parties).
           . Valuation and Qualifying Accounts.
           . Short-term Borrowings.
  20.2   McKesson Corporation Restated Financial Information for
          fiscal year ended March 31, 1994.